UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On December 20, 2012, DTE Energy Company (DTE Energy) will post a summary of the Michigan Public Service Commission's (MPSC) order affirming the partial settlement agreement in Michigan Consolidated Gas Company's (MichCon) rate case No. U-16999 (Partial Settlement) to the DTE Energy website at www.dteenergy.com. In the paragraph of the summary under the heading “Future Implications for MichCon”, which paragraph is furnished as part of Exhibit 99.1 hereto, DTE Energy reaffirms MichCon's 2013 early outlook of $113 to $118 million operating income. MichCon is a wholly-owned subsidiary of DTE Energy.
In this filing, DTE Energy discusses 2013 operating earnings guidance. It is likely that certain items that impact the company's 2013 reported results will be excluded from operating results. Reconciliations to the comparable 2013 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the paragraph under the heading “Future Implications for MichCon” of Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 8.01. Other Events.

On December 20, 2012, the MPSC issued an order affirming the Partial Settlement in MichCon's rate case No. U-16999. The full text of the Partial Settlement (Case No. U-16999) is available on the MPSC's website (http://efile.mpsc.cis.state.mi.us/efile/). MichCon is a wholly-owned subsidiary of DTE Energy.

On December 20, 2012, DTE Energy will post a summary and discussion of the filing in the MichCon rate case to the DTE Energy website at www.dteenergy.com. The summary, excluding the paragraph under the heading “Future Implications for MichCon”, is filed as Exhibit 99.1 hereto.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

99.1    Summary of MichCon's Partial Settlement in Rate Case Filing U-16999, dated
December 20, 2012.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the paragraph under the heading “Future Implications for MichCon” of Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 except the paragraph under the heading “Future Implications for MichCon” of Exhibit 99.1 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in DTE Energy's filings under the Securities Act of 1933, as amended.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's 2011 Form 10-K and 2012 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy's actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2012

DTE Energy Company
(Registrant)

/s/ NAIF A. KHOURI
Naif A. Khouri
Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Summary of MichCon's Partial Settlement in Rate Case Filing U-16999, dated December 20, 2012.